UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: February 29, 2016

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
February 29, 2016 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 86.98%
Angola - 2.56%
Republic of Angola:
	USD	7.000%	08/16/2019	1,109,500	$1,070,668	(1)(2)
	USD	9.500%	11/12/2025	570,000	490,912	(1)
	USD	9.500%	11/12/2025	1,856,000	1,598,480	(2)(3)
					3,160,060

Argentina - 4.10%
Republic of Argentina:
	USD	0.000%	12/19/2008	13,000	21,450	(4)
	USD	0.000%	04/07/2009	2,000	3,300	(4)
	EUR	0.000%	05/26/2009	2,000	2,611	(4)
	EUR	5.870%	03/31/2023	40,000	28,923	(4)
	USD	6.000%	03/31/2023	1,710,000	2,223,000	(4)
	EUR	7.820%	12/31/2033	1,710,453	2,039,811	(4)
	EUR	0.000%	12/15/2035	3,367,124	393,765
	USD	0.000%	12/15/2035	1,261,238	147,249
	EUR	2.260%	12/31/2038	313,339	204,094	(4)
					5,064,203

Brazil - 16.28%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	20,260,000	4,891,607
	BRL	10.000%	01/01/2021	30,000,000	6,197,314
	BRL	10.000%	01/01/2023	25,830,000	5,005,901
Republic of Brazil:
	USD	8.250%	01/20/2034	2,145,000	2,220,075	(2)
	USD	7.125%	01/20/2037	1,905,000	1,776,412	(2)
					20,091,309

Colombia - 4.49%
Bogota Distrio Capital	COP	9.750%	07/26/2028	6,130,000,000	1,832,350	(1)
Republic of Colombia:
	COP	10.000%	07/24/2024	7,100,000,000	2,321,615
	COP	7.750%	09/18/2030	5,200,000,000	1,392,121
					5,546,086

Costa Rica - 0.39%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	300,000	256,875	(3)
	USD	7.000%	04/04/2044	269,000	227,305	(3)
					484,180

El Salvador - 4.13%
Republic of El Salvador:
	USD	7.750%	01/24/2023	2,820,000	2,724,825	(1)(2)
	USD	5.875%	01/30/2025	395,000	331,800	(1)
	USD	6.375%	01/18/2027	469,000	391,029	(3)
	USD	7.650%	06/15/2035	445,000	374,912	(1)
	USD	7.625%	02/01/2041	1,550,000	1,271,000	(1)(2)
					5,093,566

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Ethiopia - 0.52%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	720,000	$634,500	(2)(3)

Gabon - 1.09%
Republic of Gabon	USD	6.950%	06/16/2025	1,669,000	1,343,545	(2)(3)

Ghana - 2.76%
Republic of Ghana:
	USD	7.875%	08/07/2023	650,000	484,250	(2)(3)
	USD	8.125%	01/18/2026	3,923,000	2,922,635	(2)(3)
					3,406,885

Iraq - 3.79%
Republic of Iraq	USD	5.800%	01/15/2028	7,331,000	4,682,676	(1)(2)

Ivory Coast - 5.16%
Ivory Coast Government:
	USD	5.375%	07/23/2024	291,000	258,263	(3)
	USD	6.375%	03/03/2028	1,000,000	901,250	(3)
	USD	5.750%	12/31/2032	5,883,000	5,206,455	(1)(2)(5)
					6,365,968

Jamaica - 0.18%
Jamaican Government	USD	7.625%	07/09/2025	200,000	219,000

Kenya - 1.52%
Republic of Kenya:
	USD	5.875%	06/24/2019	892,000	867,470	(3)
	USD	6.875%	06/24/2024	1,098,000	1,011,533	(2)(3)
					1,879,003

Mexico - 7.85%
Mexican Bonos:
	MXN	6.250%	06/16/2016	6,305,000	349,956
	MXN	4.750%	06/14/2018	57,890,000	3,198,588
	MXN	10.000%	12/05/2024	87,290,000	6,143,999
					9,692,543

Nigeria - 1.22%
Republic of Nigeria	USD	6.750%	01/28/2021	1,591,000	1,503,495	(1)(2)

Panama - 0.75%
Republic of Panama	USD	8.125%	04/28/2034	680,000	923,100	(2)

Russia - 4.84%
Russian Federation	RUB	7.050%	01/19/2028	535,078,000	5,978,898

South Africa - 15.82%
Republic of South Africa:
	ZAR	7.250%	01/15/2020	147,160,000	8,773,962
	ZAR	10.500%	12/21/2026	159,000,000	10,754,494
					19,528,456

Sri Lanka - 0.39%
Republic of Sri Lanka	USD	6.125%	06/03/2025	539,000	479,036	(3)

Turkey - 7.12%
Republic of Turkey:
	TRY	8.300%	06/20/2018	5,730,000	1,844,522
	TRY	10.500%	01/15/2020	9,700,000	3,284,421
	TRY	7.100%	03/08/2023	12,230,000	3,454,336

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
Turkey (continued)
Republic of Turkey: (continued)
	USD	5.750%	03/22/2024	194,000	$206,950
					8,790,229

Ukraine - 0.93%
Ukraine Government:
	USD	7.750%	09/01/2020	565,000	516,975	(3)
	USD	7.750%	09/01/2025	731,000	631,584	(3)
					1,148,559

Venezuela - 0.19%
Republic of Venezuela	USD	13.625%	08/15/2018	400,000	231,500	(1)

Zambia - 0.90%
Republic of Zambia:
	USD	8.500%	04/14/2024	648,000	484,380	(3)
	USD	8.970%	07/30/2027	852,000	630,480	(2)(3)
					1,114,860

TOTAL SOVEREIGN DEBT OBLIGATIONS					107,361,657
(Cost $129,109,291)

CORPORATE BONDS - 36.04%
Angola - 1.20%
Puma International Financing SA	USD	6.750%	02/01/2021	1,607,000	1,486,475	(2)(3)

Argentina - 2.99%
YPF SA:
	USD	8.750%	04/04/2024	908,000	896,741	(2)(3)
	USD	8.500%	07/28/2025	2,881,000	2,798,171	(2)(3)
					3,694,912

Brazil - 1.90%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	598,000	377,487	(3)
ESAL GmbH	USD	6.250%	02/05/2023	1,304,000	1,139,044	(2)(3)
GTL Trade Finance Inc.	USD	7.250%	04/16/2044	1,000,000	626,250	(3)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	219,000	208,160	(3)
					2,350,941

Chile - 1.43%
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	625,000	353,125	(3)
VTR Finance BV	USD	6.875%	01/15/2024	1,500,000	1,406,437	(2)(3)
					1,759,562

Colombia - 2.12%
Ecopetrol SA	USD	4.125%	01/16/2025	2,379,000	1,836,588	(2)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	500,000,000	140,859	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	669,000	633,877	(3)
					2,611,324

Ecuador - 4.91%
EP PetroEcuador via Noble Sovereign Funding I Ltd. (L+5.630)	USD	6.224%	09/24/2019	7,417,105	6,063,484	(1)(2)(6)

Guatemala - 0.73%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	1,000,000	900,000	(2)(3)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value Expressed (in U.S. $)
India - 0.49%
Greenko Dutch BV	USD	8.000%	08/01/2019	217,000	$229,307	(1)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	235,000	138,209	(3)
	USD	8.250%	06/07/2021	242,000	131,160	(3)
	USD	7.125%	05/31/2023	200,000	107,500	(3)
					606,176

Israel - 0.02%
B Communications Ltd.	USD	7.375%	02/15/2021	25,000	27,156	(3)

Kazakhstan - 2.24%
Zhaikmunai LLP	USD	7.125%	11/13/2019	3,500,000	2,765,000	(2)(3)

Mexico - 7.21%
America Movil SAB de CV	MXN	6.000%	06/09/2019	50,000,000	2,708,177
Cemex Finance LLC	USD	9.375%	10/12/2022	500,000	525,000	(2)(3)
Metalsa SA de CV	USD	4.900%	04/24/2023	481,000	427,489	(3)
Mexichem SAB de CV	USD	5.875%	09/17/2044	1,225,000	1,016,750	(3)
Petroleos Mexicanos:
	USD	6.375%	02/04/2021	165,000	171,559	(3)
	USD	6.875%	08/04/2026	484,000	501,182	(3)
	USD	5.625%	01/23/2046	241,000	187,980	(3)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	1,250,000	1,100,000	(2)(3)
Southern Copper Corp.	USD	5.250%	11/08/2042	3,000,000	2,257,500	(2)
					8,895,637

Peru - 0.63%
Cia Minera Ares SAC	USD	7.750%	01/23/2021	850,000	779,875	(3)

Russia - 6.18%
Gazprom OAO Via Gaz Capital SA	USD	9.250%	04/23/2019	4,366,000	4,917,207	(1)(2)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	4.199%	03/06/2022	1,079,000	965,705	(3)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	1,000,000	991,250	(3)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	520,000	544,050	(1)
VimpelCom Holdings BV	USD	7.504%	03/01/2022	200,000	205,750	(1)
					7,623,962

South Africa - 0.24%
Eskom Holdings SOC Ltd.	USD	5.750%	01/26/2021	337,000	294,707	(1)

Venezuela - 3.75%
Petroleos de Venezuela SA:
	USD	5.250%	04/12/2017	350,000	163,240
	USD	8.500%	11/02/2017	1,433,333	705,774	(1)
	USD	6.000%	05/16/2024	12,037,000	3,754,340	(1)(2)
					4,623,354

TOTAL CORPORATE BONDS					44,482,565
(Cost $49,574,606)

CONVERTIBLE CORPORATE BONDS - 0.16%
India - 0.16%
Vedanta Resources Jersey Ltd.	USD	5.500%	07/13/2016	200,000	193,000

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $182,232)					193,000

	Counterparty	Currency	Rate		Maturity Date	Principal Amount/Shares*	Market Value Expressed (in U.S. $)

CREDIT LINKED NOTES - 2.33%
Venezuela - 2.33%
Petroleos De Venezuela (L+5.000)	Credit Suisse First Boston	USD	5.586%		12/20/2016	5,480,000	$2,878,803	(6)

TOTAL CREDIT LINKED NOTES							2,878,803
(Cost $4,800,550)

EXCHANGE TRADED FUNDS - 8.85%
iShares® MSCI Brazil Capped ETF		USD	N/	A	N/A	89,000	1,823,610
iShares® MSCI Turkey ETF		USD	N/	A	N/A	160,673	6,022,024
Vanguard® FTSE Emerging Markets ETF		USD	N/	A	N/A	100,000	3,073,000

TOTAL EXCHANGE TRADED FUNDS							10,918,634
(Cost $17,100,946)

SHORT TERM INVESTMENTS - 1.53%
Money Market Mutual Funds - 1.53%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.143%		N/A	1,893,420	1,893,420

TOTAL SHORT TERM INVESTMENTS							1,893,420
(Cost $1,893,420)

Total Investments - 135.89%							167,728,079
(Cost $202,661,045)
Liabilities in Excess of Other Assets - (35.89)%							(44,298,296	)(7)

Net Assets - 100.00%							$123,429,783

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
COP	-	Columbian Peso
EUR	-	Euro
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 29, 2016, the aggregate market value of those securities was $36,576,071, which represents approximately 29.63% of net assets.
(2)	On February 29, 2016, securities valued at $61,174,597 were pledged as collateral for reverse repurchase agreements.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,301,172, which represents approximately 27.79% of net assets as of February 29, 2016.
(4)	Security is in default and therefore is non-income producing.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 29, 2016.
(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 29, 2016.
(7)	Includes cash which is being held as collateral for derivatives.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
ETF	-	Exchange Traded Fund.
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
L	-	LIBOR (London Interbank Offered Rate).
LLC	-	Limited Liability Company.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A variable capital company.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SOC	-	(South Africa) State owned company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
Citigroup Global Markets	ZAR	132,957,192	Sale	03/04/2016	$8,354,210	$278,365
Goldman Sachs & Co.	BRL	43,338,546	Sale	04/04/2016	10,690,185	215,337
J.P. Morgan Chase & Co.	EUR	2,357,581	Sale	03/04/2016	2,564,957	15,073
						$508,775

Goldman Sachs & Co.	BRL	43,338,546	Purchase	03/02/2016	$10,786,693	$(215,730)
Goldman Sachs & Co.	BRL	43,338,546	Sale	03/02/2016	10,786,693	(303,252)
J.P. Morgan Chase & Co.	EUR	19,000	Purchase	03/04/2016	20,671	(100)
						$(519,082)

** The contracted amount is stated in the currency in which the contract is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
Credit Suisse First Boston	1.250%	12/16/2015	$3,149,107
Credit Suisse First Boston	1.500%	12/16/2015	4,236,104
Credit Suisse First Boston	0.750%	12/17/2015	6,281,558
Credit Suisse First Boston	0.900%	12/17/2015	784,346
Credit Suisse First Boston	1.000%	12/17/2015	3,165,750
Credit Suisse First Boston	1.100%	12/17/2015	7,335,481
Credit Suisse First Boston	1.150%	12/17/2015	4,169,450
Credit Suisse First Boston	1.250%	12/17/2015	3,421,783
Credit Suisse First Boston	1.000%	12/18/2015	2,691,440
Credit Suisse First Boston	1.200%	01/14/2016	1,992,375
Credit Suisse First Boston	1.000%	01/22/2016	1,404,363
Credit Suisse First Boston	1.450%	01/26/2016	2,387,464
Credit Suisse First Boston	1.400%	01/27/2016	1,482,966
Credit Suisse First Boston	1.500%	01/27/2016	1,745,341
Credit Suisse First Boston	1.250%	02/18/2016	2,037,491
J.P. Morgan Chase & Co.	0.800%	12/15/2015	3,582,159
			$49,867,178

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(8)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at February 29, 2016(9)	Notional Amount(10)	Market Value	Upfront Premiums Received	Unrealized Appreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	38.047%	$3,308,000	$314,260	$889,852	$575,592
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	38.047%	5,000,000	475,000	1,500,000	1,025,000
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	48.219%	562,000	68,608	170,005	101,397
						$857,868	$2,559,857	$1,701,989

(8)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(9)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(10)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Depreciation
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2025	$16,700,000	1.975%	$(647,672)	$(647,672)
Receive	Chicago Mercantile Exchange	3 month LIBOR	12/23/2019	16,614,000	1.791%	(478,348)	(478,348)
Receive	Chicago Mercantile Exchange	3 month LIBOR	12/23/2024	150,000	2.309%	(10,098)	(10,098)
						$(1,136,118)	$(1,136,118)

Stone Harbor Emerging Markets Total Income Fund	Notes to Statement of Investments
February 29, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on October 26, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.”

The Fund’s primary investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Investments. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).  The policies are in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of the date of the Statement of Investments. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Over‐the‐counter traded derivatives (primarily swaps and foreign currency options) are priced by an independent pricing service. Derivatives which are cleared by an exchange are priced by such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of February 29, 2016:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Sovereign Debt Obligations	$–	$107,361,657	$–	$107,361,657
Corporate Bonds	–	44,482,565	–	44,482,565
Convertible Corporate Bonds	–	193,000	–	193,000
Credit Linked Notes	–	–	2,878,803	2,878,803
Exchange Traded Funds	10,918,634	–	–	10,918,634
Short Term Investments	1,893,420	–	–	1,893,420
Total	$12,812,054	$152,037,222	$2,878,803	$167,728,079

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$1,701,989	$–	$1,701,989
Forward Foreign Currency Contracts	–	508,775	–	508,775

Liabilities
Forward Foreign Currency Contracts	–	(519,082)	–	(519,082)
Interest Rate Swap Contracts	–	(1,136,118)	–	(1,136,118)
Total	$–	$555,564	$–	$555,564

*	For detailed Country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

There were no transfers in or out of Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2015	Accrued discount/ (premium)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of February 29, 2016	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at February 29, 2016
Credit Linked Notes	$3,026,495	$520,568	$-	$(668,259)	$-	$-	$2,878,803	$(668,259)
TOTAL	$3,026,495	$520,568	$-	$(668,259)	$-	$-	$2,878,803	$(668,259)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board, which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.  The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

ETFs and Other Investment Companies Risk: The Fund may invest in an exchange-traded fund (“ETF”) or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. As all agreement can be terminated by either party on demand, face value approximates fair value at February 29, 2016. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the nine months ended February 29, 2016, the average amount of reverse repurchase agreements outstanding was $63,955,821 at a weighted average interest rate of 0.78%.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value (“NAV”) per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Options: The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. Writing foreign currency options gives the counterparty the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

The Fund had the following transactions in written options during the three month period ended February 29, 2016:

EDI	Notional Amount	Premiums
Balance as of May 31, 2015	$-	$-
Options Written	28,000,000	465,088
Options Closed	(28,000,000)	(465,088)
Balance as of February 29, 2016	$-	$-

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily.  Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).  Generally, the basis of the OTC swaps is the unamortized premium received or paid.  The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 29, 2016 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(59,658,883)
Net unrealized depreciation	$(59,658,883)
Cost of investments for income tax purposes	$227,386,962

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2016

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

Date:	April 28, 2016